PLEDGE AND SECURITY AGREEMENT


        THIS SECURITY AGREEMENT, made as of the 30th day of June 1998, is by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation with an address at 44 Old Ridgebury Road, Danbury, CT 06811 (the "Secured Party"), and American Finance Group, Inc., a corporation organized and existing under the laws of the State of Delaware with its chief executive offices located at 24 School Street, Boston, MA 02108 (the "Debtor").

         In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

         I. CREATION OF SECURITY INTEREST.

         As security for the payment of any and all obligations and liabilities of any nature whatsoever, whether primary, secondary, direct, contingent, sole, joint or several, due or to become due, now existing or hereafter contracted or acquired, of Debtor to Secured Party, including without limitation the payment of all sums due or to become due and the performance of all obligations pursuant to certain Promissory Notes (each, a "Note", together the "Notes") made by Debtor to the order of Secured Party, identified on any collateral schedule which, from time to time, may be annexed hereto and incorporated herein by reference ("Collateral Schedule"), and modifications thereof (any and all of which are sometimes referred to hereafter as the "Indebtedness"), Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns, a security interest in and against the Lease Agreement between Debtor and Oxford Health Plans, Inc., dated February 10, 1998 and Equipment Schedule Nos. 10 attached hereto (the Lease Agreement and all such equipment schedules shall be hereinafter collectively and individually referred to as the "Lease"), all of the equipment leased thereunder (the "Equipment") and any and all additional property pledged to Debtor pursuant to any such Lease now and hereafter listed on any such Collateral Schedule and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefore, and any and all insurance and/or other proceeds of the Lease, Equipment and other property in and against which a security interest is granted hereunder, all of which Lease, Equipment and other property and proceeds are hereinafter individually and collectively referred to as the ("Collateral").

         2.     RIGHTS OF SECURED PARTY.

(a) If requested by Debtor, Secured Party may, but shall in no event be obligated to, accept and/or designate substitutions and exchanges of the Lease, Equipment or other property already pledged hereunder for leases, equipment or other property not already pledged hereunder, and additions to the Lease, Equipment and other property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions shall be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any lease, equipment or other property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Any substitution, exchange or addition of a lease or leases under this Security Agreement shall be conditioned on the receipt by Secured Party of Debtor's representations and warranties, in writing, as to each such substituted, exchanged or added lease (each, a "Replacement Lease") substantially in the form of Section 3(k) hereof. Replacement Leases to be pledged pursuant to the terms of Section 50) hereof shall be have a value, as determined by Secured Party in its sole discretion, at least equal to the value of the Lease or Leases to be replaced pursuant to said Section
     50).

(b) Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, or increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Security Agreement or the provisions of any obligation or liability which this Security Agreement secures.

(c) The surrender of a Note or other document evidencing an obligation or liability secured hereby upon payment or otherwise, shall not affect the rights of Secured Party to retain the Collateral for such other obligations and liabilities as may then exist or as it may be reasonably contemplated will exist in the future.

(d) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

3.        REPRESENTATIONS AND WARRANTIES OF DEBTOR.

        Debtor hereby represents and warrants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

        (a) Debtor is duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Security Agreement, has its chief executive offices at the location set forth in such paragraph, and, to the best of Debtor's knowledge, is duly qualified and licensed in every jurisdiction wherever necessary to carry on its present business and operations;

        (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Security Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter collectively referred to as the "Loan Documents");

        (c) The Loan Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

        (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Loan Documents, except such as may have already been obtained;

         (e) The entry into, and performance by, Debtor of the Loan Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance (except for the lien created by Secured Party under this Security Agreement) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

        (f) There are no suits, or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Loan Documents;

        (g) All financial statements of Debtor and any of its affiliates delivered to Secured Party have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

        (h) The Equipment pledged hereunder is and will remain in good condition in accordance with theLease.

        (i) Debtor is the sole and lawful owner of the Lease and Equipment, has good and marketable title to the Lease and Equipment, free and clear of any security interests, liens, and other encumbrances and rights, except as provided for in this Security Agreement, and has the sole right and lawful authority to grant to Secured Party the security interest described in this Security Agreement; and

        (j) The Collateral is and will remain free and clear of all liens, claims and encumbrances of every kind, nature and description except for the lien of this Security Agreement.

        (k) With respect to each Lease pledged hereunder: (i) the Lease is genuine and represents a valid obligation of the lessee and any other party (including, but not limited to, any Guarantors) named in any of the Lease documentation (each, a "Lease Party"); (ii) each Lease Party is bona fide and in good standing; (iii) the Lease documentation delivered by Debtor to Secured Party correctly reflects the entire agreement between Debtor and each Lease Party with respect to the Lease; (iv) Debtor has delivered to Secured Party all originals of the Lease documentation, except for those in the possession or control of a Lease Party; (v) all names, addresses, amounts, dates, signatures and other statements and facts contained in the Lease documentation are genuine, true and correct; (vi) all Lease documentation has been duly authorized, executed and delivered by each Lease Party thereto and represents the legal, valid and binding obligation of such Lease Party, enforceable under all applicable laws against such Lease Party in accordance with its terms, except to the extent that enforcement of remedies may be limited by applicable bankruptcy, insolvency or similar laws; (vii) the Lease is not in default and is and will be free from any liens, setoffs, counterclaims and any and all other defenses;
(viii) there are no claims pending or threatened by any Lease Party against Debtor in connection with the Lease or otherwise; (ix) the Lease documentation evidences a valid reservation of title to, or first lien on, the Equipment and all other property that is the subject of the Lease that is effective against all persons; (x) Debtor has properly and timely filed or recorded any Lease documentation or other instruments as may be required under all applicable filing and recording statutes, and has obtained all necessary subordinations, releases and/or waivers, to ensure that Debtor's lien or other interest in the Equipment and all other property that is the subject of the Lease is and will be superior to that of all other persons; (xi) Debtor has the right to assign the Lease to Secured Party and the assignment conveys to Secured Party good and valid title, at law and in equity, to the Lease, free and clear of any and all liens, claims and encumbrances of any kind or nature whatsoever and (xii) as of the date a Lease is assigned to Secured Party hereunder, (1) except April 1998 payment, no payment due under the Lease was more than ten (IO) days past due,
(2) no nonpayment default was in existence thereunder, (3) Debtor has no knowledge that any Lease Party is asserting or has any basis to assert any defense, setoff, or counterclaim to its obligations under any Lease Document,
(4) Debtor has not granted any extensions or waivers under the Lease during the period since the commencement date of the Lease, (5) the Lease complies with all applicable usury laws, retail installment sales acts, truth-in-lending and truth-in-leasing laws and regulations and all other applicable laws and regulations and (6) no consent of any Lease Party is required for Lessor to assign or grant a security interest in, as applicable, the Lease or the Equipment.




4.  CERTAIN  COVENANTS  OF  DEBTOR.

        Debtor hereby covenants as follows:

                  (a) Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, including without limitation the removal of any liens, claims or encumbrances upon any of the Collateral, the subordination and waiver of any landlord or lessor rights to Secured Party's first security interest in the collateral and subordination of any rights of any mortgagee of any real property where Collateral is located to Secured Party's first security interest therein. Debtor agrees to make a good faith effort to obtain and furnish to Secured Party landlord, lessor, and/or mortgagee waivers upon request of and in form satisfactory to Secured Party.

                  (c) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents, including without limitation Uniform Commercial Code financing statements, and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Security Agreement or for the purpose of carrying out the intent of this Security Agreement.

        (d) All Leases and other Lease Documentation delivered to Secured Party hereunder and constituting any or all of the Collateral shall be originals thereof identified by the stamp or mark "Original" and all other counterparts, if any, shall be marked "Duplicate" or "Copy".

        (e) Debtor shall promptly notify Secured Party in writing in the event of any change in the name of Debtor or any relocation of its chief executive offices. In addition, Debtor shall promptly notify Secured Party in writing in the event of any relocation of any of the Collateral; provided, however, in no event shall any of the Collateral be removed from the continental United States.

         5.       EVENTS OF DEFAULT.

        Debtor shall be in default under this Security Agreement and under each obligation and liability identified on any Collateral Schedule hereto upon the occurrence of any of the following "Event(s) of Default":

        (a) Debtor fails to pay any installment or other amount due or coming due under any of the Loan Documents within ten days after its due date;

         (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in (other than the security interest granted in favor of Secured Party pursuant to this Security Agreement), or otherwise encumber or transfer any of the Collateral;

         (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 7(b) of the this Security Agreement;

         (d) Debtor breaches any of its other obligations under any of the Loan Documents and fails to cure the same within thirty days after written notice thereof;

         (e) Any warranty, representation or statement made by Debtor in any of the Loan Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

         (f) Any dissolution, termination of existence, insolvency, or business failure of Debtor, or if Debtor is a natural person, any death or incompetency of Debtor;

         (g) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding, or the entry of any judgment against, or the assessment and/or filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of Debtor;

         (h) The appointment of a receiver for all or of any part of the property of Debtor, the assignment for the benefit of creditors by or the commencement of any proceeding under any bankruptcy or insolvency law by Debtor or against Debtor or any guarantor of Debtor's obligation hereunder or in connection with the Indebtedness (and such involuntary proceeding is not dismissed within thirty days of the filing thereof); or

         (j) Debtor fails to provide Secured Party with a Replacement, Lease or Leases, as the case may be, in compliance with Section 2(a) hereof within thirty
(30) days of the occurrence of any of the following events (i) any Lease pledged hereunder is declared in default or is otherwise terminated or (ii) any Lease pledged hereunder is, in the judgment of Secured Party, likely to be declared in default.

         6.       REMEDIES ON DEFAULT.

        Upon the occurrence of an Event of Default under this Security Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any guarantor of any obligations of Debtor. The obligations and liabilities accelerated thereby shall bear interest at the lower of thirteen percent (13%) per annum or the maximum rate allowed by applicable law. Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, or under any other applicable law, including without limitation the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.
Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation reasonable attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is mailed by registered or certified mail to the last known address of Debtor at least five (5) days prior to such action.

        In the event of the breach of any representations or warranties of Debtor hereunder in connection with any Lease, or in the event Debtor fails to observe or perform any covenants or agreements to be observed and performed by Debtor hereunder in connection with any Lease, and the continuance thereof for fifteen (I 5) calendar days following written notice thereof from Secured Party to Debtor, Secured Party may demand that Debtor prepay the Note secured by applicable Lease and Equipment, and Debtor agrees to make such prepayment upon such demand and that Debtor will be liable for such payment upon demand. Secured Party agrees to reassign such Lease and related Equipment to Debtor AS-IS, WHERE-IS, without recourse and to release Secured Party's security interest in the related Equipment upon receipt of such payment by Debtor.

         7.       COLLATERAL.

        (a) Debtor shall not, without the prior written consent of Secured Party sell, rent, lease, mortgage, grant a security interest in (other than the security interest granted to Secured Party hereunder) or otherwise encumber or transfer any of the Collateral. Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Security Agreement or any of the other Loan Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Security Agreement or any of the other Loan Documents, and Debtor agrees to reimburse Secured Party, on demand, therefor.

         (b) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral subject to any lessee's rights under the Lease or any Replacement Lease. The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Secured Party, with losses payable to Secured Party and Debtor as their interests may appear. Debtor shall, if Secured Party so requires, deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof.

         (c) Debtor will, at all times, keep accurate and complete records of the Collateral to the extent permitted by the Lease, and Secured Party or its agents, successors and assigns will have the right to examine, inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time.

         8.       MISCELLANEOUS.

        (a) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently.

        Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        (b) Secured Party shall not be deemed to have waived any of its rights hereunder, or under any other agreement, instrument or paper signed by Debtor unless such waiver be in waiting and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. Secured Party may correct patent errors herein. All notices to be given in connection with this Security Agreement shall be in writing and shall be sufficiently given if sent by first-class mail, postage prepaid, or delivered in hand, to the appropriate party at its address set forth hereinabove (unless and until a different address may be specified in a written notice to the other party).

        (c) Time is of the essence hereof. This Security Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns. If any provision of this Security Agreement is in conflict with any statute, rule of law applicable hereto, then such provision shall be deemed null and void to the extent that it may conflict therewith, but without invalidating any other provision(s) hereof. This Security Agreement shall not be changed or terminated orally, but only by a writing signed by both parties hereto. This Security Agreement, any Note and/or any of the other Loan Documents may be assigned by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor.

        (d) Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party. Debtor shall do everything necessary or expedient to preserve or perfect the lien and perfected security interest of Secured Party granted hereunder. Debtor waives, to the greatest extent permitted by law, the benefit of all homestead and other property exemption laws. In the event this Security Agreement, any Note or any other Loan Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder.

        (e) Upon request, if so available, Debtor agrees to furnish its annual financial statements in form Satisfactory to Secured Party. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

         (f) This Security Agreement shall be governed by and construed under the substantive laws of the State of New York, without regard to choice of law principles thereof, and any provision of this Security Agreement or of the obligations and liabilities secured by this Security Agreement which may prove to be unenforceable shall not affect the validity of any other provision of the Security Agreement.

         (g) This Security Agreement shall continue in full force and effect for so long as there shall remain in existence obligations or liabilities from Debtor to Secured Party and for so long after the payment of all outstanding obligations and liabilities as it is reasonably contemplated that there may be future obligations and liabilities between Debtor and Secured Party, which future obligations and liabilities shall be secured by the security interest granted in this Security Agreement.

         (h) Secured Party hereby acknowledges that the Leases pledged hereunder grant certain rights of quiet enjoyment to the lessees under such Leases. Secured Party hereby agrees that, so long as no Event of Default has occurred under the Lease, it will not disturb any such lessee's quiet, peaceful and uninterrupted possession of the Collateral that is the subject of any such Lease.

        (i) THE PARTIES TO THIS SECURITY AGREEMENT HEREBY UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED

UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS SECURITY AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN THEM. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

        IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Security Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                            DEBTOR:
GENERAL ELECTRIC CAPITAL CORPORATION      AMERICAN FINANCE GROUP, INC.

By:  /s/ James Trinacria                  By: /s/ Donald R. Dugan
       ------------------------               --------------------------
       James Trinacria                        Donald R. Dugan

Title: Senior Risk Analyst                    Title:  President

                            COLLATERAL SCHEDULE NO. I

        THIS COLLATERAL SCHEDULE NO. 1 is annexed to and made a part of that certain Pledge and Security Agreement dated as of June 30, 1998 (the "Security Agreement") between General Electric Capital Corporation as secured party ("Secured Party") and American Finance Group, Inc., as debtor ("Debtor") and describes the collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated June 30, 1998 in the original principal amount of $1,118,010.14.


  The inventory of Debtor consisting of the equipment listed on Equipment Schedule nos. 10 (all attachments, replacements and substitutions thereof) to the Lease Agreement dated February 19,1998 by and between Debtor, as Lessor, and Oxford Health Plans, Inc., as Lessee ("Lessee"), copies of which are attached hereto and made a part hereof. In addition, Debtor hereby assigns and grants to Secured Party a security interest in the above described Lease Agreement and Equipment Schedule Nos. 10 thereto.





SECURED PARTY:                             DEBTOR:
GENERAL ELECTRIC CAPITAL CORPORATION       AMERICAN FINANCE GROUP, INC.

By:  /s/ James Trinacria                   By: /s/ Donald R. Dugan
      --------------------------               -------------------------
      James Trinacria                          Donald R. Dugan

Title: Senior Risk Analyst                 Title: President

Date:  6/30/98                             Date: 26 June 1998

                                 PROMISSORY NOTE

                                  June 30, 1998
                                     (Date)


                       24 SCHOOL STREET, BOSTON, MA 02108
                               (Address of Maker)

FOR VALUE RECEIVED, AMERICAN FINANCE GROUP, INC., ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holderhereof (each, a "Payee") at its office located at 44 0ld Ridgebury Road, Danbury, CT 06811orat such other place as Payee or the holder hereof may designate, the principal sum of one million one hundred eighteen thousand ten and 14/100 dollars ($1,118,010.14), with interest thereon, from the date hereof through and including the dates of payment, at a fixed interest rate of nine and 26/100 percent (9.26%) per annum, to be paid in lawful money of the United States, in thirty two (32) consecutive monthly installments of principal and interest of thirty nine thousand five hundred seventy two and 81/100 ($39,572.81) each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on August 1, 1998 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "Security Agreement")

Maker shall be liable to repay this Note in the event of any breach of any representation or warranty given by Maker to Payee under any Security Agreement, however to the extent that any payments to be made by Maker under this Note or any Security Agreement not related to a breach of any representation or warranty given by Maker to Payee under any Security Agreement, Payee shall look solely to the income and proceeds available under the Collateral (as that term is defined in the Security Agreement) for the performance of Maker's duties and obligations hereunder or under any Security Agreement and except as specifically provided for in the paragraph, Maker shall not be otherwise personally liable to Payee hereunder.

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of thirteen percent (I 3%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:

Prior to the first annual anniversary date of this Note: three percent (3%) Prior to the second annual anniversary date of this Note: two percent (2%)
Prior to the third annual anniversary date of this Note: one percent (I%) and zero percent (O%) thereafter, plus all other sums due hereunder or under any Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

Maker and all sureties, endorsers, guarantors or any others (each such person, other than Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS,

RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

                                     AMERICAN FINANCE GROUP, INC.

                                     BY: /s/ Donald R. Dugan         (L.S.)
                                         -------------------------------
/s/ Jason M. Howard                      (Signature)
---------------------------------
(Witness)
Jason M. Howard                      Donald R. Dugan, President

(Print name)                         Print name (and title, if applicable)

Account Manager, AFG                 94-3226128

(Address)                            (Federal tax identification number)